[LOGO OMITTED]   FIRST TRUST                         IMPORTANT NOTICE REGARDING
                 ADVISORS L.P.                             YOUR INVESTMENT

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                              1001 Warrenville Road
                              Lisle, Illinois 60532

-------------------------------------------------------------------------------

                                                                 April 16, 2007

Dear Shareholder:

The Annual Meeting of Shareholders of the First Trust Strategic High Income Fund scheduled for April 16, 2007 has been adjourned until April 30, 2007 in order to provide shareholders with additional time to cast their votes. Our records indicate that we have not received your voting instructions. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. For your convenience, another copy of your ballot has been enclosed. The ballot contains the following items on which your vote is very important:

     1. Election of Trustees; and
     2. Approval of change in concentration policy.

The Board of Trustees of First Trust Strategic High Income Fund unanimously recommends that shareholders vote FOR the election of Trustees and FOR the change in concentration policy. More information can be found in the proxy statement you were sent around March 20, 2007. If you need any assistance, or have any questions, please call 1-800-761-6707 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

        PLEASE UTILIZE ONE OF THE FOLLOWING METHODS TO SUBMIT YOUR VOTE:

[GRAPHIC OMITTED]   1. VOTE BY TELEPHONE. You may cast your vote by calling our toll-free proxy hotline at 1-800-761-6707. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[GRAPHIC OMITTED]   2. VOTE BY TOUCH-TONE PHONE. You may cast your vote by
                    telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]   3. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]   4. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. Please allow enough time so that your vote will be received no later than April 30, 2007.

Please do not hesitate to CALL TOLL-FREE 1-800-761-6707 if you have any questions regarding this matter. Thank you for your assistance with this important matter.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board
                                                                            NOBO

[LOGO OMITTED]   FIRST TRUST                         IMPORTANT NOTICE REGARDING
                 ADVISORS L.P.                             YOUR INVESTMENT

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                              1001 Warrenville Road
                              Lisle, Illinois 60532

-------------------------------------------------------------------------------

                                                                 April 16, 2007

Dear Shareholder:

The Annual Meeting of Shareholders of the First Trust Strategic High Income Fund scheduled for April 16, 2007 has been adjourned until April 30, 2007 in order to provide shareholders with additional time to cast their votes. Our records indicate that we have not received your voting instructions. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. For your convenience, another copy of your ballot has been enclosed. The ballot contains the following items on which your vote is very important:

     1. Election of Trustees; and
     2. Approval of change in concentration policy.

The Board of Trustees of First Trust Strategic High Income Fund unanimously recommends that shareholders vote FOR the election of Trustees and FOR the change in concentration policy. More information can be found in the proxy statement you were sent around March 20, 2007. If you need any assistance, or have any questions, please call 1-800-761-6707 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

        PLEASE UTILIZE ONE OF THE FOLLOWING METHODS TO SUBMIT YOUR VOTE:

[GRAPHIC OMITTED]   1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by
                    telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]   2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]   3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. Please allow enough time so that your vote will be received no later than April 30, 2007.

Please do not hesitate to CALL TOLL-FREE 1-800-761-6707 if you have any questions regarding this matter. Thank you for your assistance with this important matter.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board
                                                                            OBO